Exhibit 99.1

News Release
Vectren Corporation One Vectren Square Evansville, IN 47708

April 7, 2009

FOR IMMEDIATE RELEASE

Media contact:, Chase Kelley, (812) 491-4128 or kckelley@vectren.com;
Investor contact: Steve Schein, (812) 491-4209 or sschein@vectren.com

Vectren Utility Holdings Issues Unsecured Senior Notes

Evansville, IN – Today, Vectren Corporation (NYSE:VVC) announced that its subsidiary, Vectren Utility Holdings, Inc. (“VUHI”), has sold through a private placement, $100 million of 6.28% senior notes, due April 7, 2020 to institutional investors.  The proceeds received from the issuance of the senior notes will be used to reduce VUHI’s outstanding short-term debt and for other corporate purposes.

“We are pleased to have been able to execute this 11-year long-term debt issue to support our utility operations at an attractive interest rate during a period of sustained volatility in the financial markets,” said Jerome A. Benkert, Jr., Vectren’s Executive Vice President and CFO.  “This transaction, coupled with the successful issuance of $150 million of privately-placed long-term debt by Vectren Capital Corp. (“Vectren Capital”) on March 11 to support nonutility operations, significantly improves Vectren’s available liquidity and reduces reliance on its short-term credit facilities.”

On March 11, 2009, Vectren Capital entered into a similar private placement arrangement where various institutional investors purchased $150 million of its senior notes in the following 5, 7 and 10 year tranches: (i) $30 million of 6.37% Series A due 2014, (ii) $60 million of 6.72% Series B due 2016 and (iii) $75 million of 7.30% Series C due 2019.

The VUHI and Vectren Capital senior notes will not be registered under the Securities Act of 1933, or any state securities laws.  These senior notes will not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act of 1933 and any securities laws.  This announcement is neither an offer to sell nor a solicitation of an offer to buy the senior notes.

About Vectren

Vectren Corporation is an energy holding company headquartered in Evansville, Indiana.  Vectren’s energy delivery subsidiaries provide gas and/or electricity to over one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio.  Vectren’s nonutility subsidiaries and affiliates currently offer energy-related products and services to customers throughout the Midwest and Southeast. These include gas marketing and related services; coal production and sales and energy infrastructure services. To learn more about Vectren, visit www.vectren.com.

Forward-Looking Information

All statements other than statements of historical fact included in this news release are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management's beliefs, as well as assumptions made by and information currently available to management and include such words as "believe", "anticipate", "endeavor", "estimate", "expect", "objective", "projection", "forecast", "goal", and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren's ability to control or estimate precisely and actual results could differ materially from those contained in this document.  Factors that could cause Vectren’s results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

Factors affecting utility operations such as unusual weather conditions; catastrophic weather-related damage; unusual maintenance or repairs; unanticipated changes to fossil fuel costs; unanticipated changes to gas transportation and storage costs, or availability due to higher demand, shortages, transportation problems or other developments; environmental or pipeline incidents; transmission or distribution incidents; unanticipated changes to electric energy supply costs, or availability due to demand, shortages, transmission problems or other developments; or electric transmission or gas pipeline system constraints.  Increased competition in the energy industry, including the effects of industry restructuring and unbundling.  Regulatory factors such as unanticipated changes in rate-setting policies or procedures, recovery of investments and costs made under traditional regulation, and the frequency and timing of rate increases.  Financial, regulatory or accounting principles or policies imposed by the Financial Accounting Standards Board; the Securities and Exchange Commission; the Federal Energy Regulatory Commission; state public utility commissions; state entities which regulate electric and natural gas transmission and distribution, natural gas gathering and processing, electric power supply; and similar entities with regulatory oversight.  Economic conditions including the effects of an economic downturn, inflation rates, commodity prices, and monetary fluctuations.  Economic conditions surrounding the current recession, which may be more prolonged and more severe than cyclical downturns, including significantly lower levels of economic activity; uncertainty regarding energy prices and the capital and commodity markets; decreases in demand for natural gas, electricity, coal, and other nonutility products and services; impacts on both gas and electric large customers; lower residential and commercial customer counts; higher operating expenses; and further reductions in the value of certain nonutility real estate and other legacy investments.   Increased natural gas and coal commodity prices and the potential impact on customer consumption, uncollectible accounts expense, unaccounted for gas and interest expense.  Changing market conditions and a variety of other factors associated with physical energy and financial trading activities including, but not limited to, price, basis, credit, liquidity, volatility, capacity, interest rate, and warranty risks.  Direct or indirect effects on the company’s business, financial condition, liquidity and results of operations resulting from changes in credit ratings, changes in interest rates, and/or changes in market perceptions of the utility industry and other energy-related industries.  The performance of projects undertaken by the company’s nonutility businesses and the success of efforts to invest in and develop new opportunities, including but not limited to, the company’s coal mining, gas marketing, and energy infrastructure strategies.  Factors affecting coal mining operations including MSHA guidelines and interpretations of those guidelines; geologic, equipment, and operational risks; sales contract negotiations and interpretations; supplier and contract miner performance; the availability of key equipment, contract miners and commodities; availability of transportation; and the ability to access/replace proven and probable coal reserves.  Employee or contractor workforce factors including changes in key executives, collective bargaining agreements with union employees, aging workforce issues, work stoppages, or pandemic illness.  Legal and regulatory delays and other obstacles associated with mergers, acquisitions and investments in joint ventures.  Costs, fines, penalties and other effects of legal and administrative proceedings, settlements, investigations, claims, including, but not limited to, such matters involving compliance with state and federal laws and interpretations of these laws.  Changes in or additions to  federal, state or local legislative requirements, such as changes in or additions to tax laws or rates, environmental laws, including laws governing greenhouse gases, mandates of sources of renewable energy, and other regulations.

More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2008 annual report on Form 10-K filed on February 19, 2009.  The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions, or other factors affecting such statements.